UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2013

Performance Technologies,
Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-27460	16-1158413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Canal View Boulevard Rochester, New York		14623
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 3, 2013, Performance Technologies, Incorporated (“PT”) received a letter from The Nasdaq Stock Market (“NASDAQ”) stating that PT had regained compliance with NASDAQ’s Marketplace Rule 5450(a)(1) because the bid price of the Company’s common stock closed at or above the required minimum $1.00 per share for ten consecutive business days. On June 4, 2013, the Company issued a press release announcing the receipt of NASDAQ’s letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(c) Exhibits

(99.1) Press release issued by PT on June 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

June 4, 2013	By	/s/ John M. Slusser
John M. Slusser President and Chief Executive Officer

June 4, 2013	By	/s/ Dorrance W. Lamb
Dorrance W. Lamb Senior Vice President and Chief Financial Officer